UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported)    DECEMBER 28, 2006
                                                         -----------------------

                            NBOG BANCORPORATION, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    GEORGIA
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                 (State or Other Jurisdiction of Incorporation)

            001-16413                                  58-2554464
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     (Commission File Number)              (IRS Employer Identification No.)

     807 DORSEY STREET, GAINESVILLE, GEORGIA             30501
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     (Address of Principal Executive Offices)          (Zip Code)

                                 (770) 297-8060
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02.     Unregistered Sales of Equity Securities.

     On December 28 and 29, 2006, NBOG Bancorporation, Inc. ("NBOG") entered into subscription agreements with each of its directors, whereby each director agreed to purchase 2,000 shares of NBOG's Series A Preferred Stock, no par value (the "Series A Preferred Stock"), for $10.00 per share. As a result, NBOG sold 14,000 shares of Series A Preferred Stock for a total of $140,000.

     The Series A Preferred Stock is non-cumulative perpetual preferred stock and will be treated as Tier 1 capital under existing Federal Reserve regulations. The Series A Preferred Stock is generally non-voting and cannot be converted into common stock of NBOG. NBOG has the right, subject to Federal Reserve approval, to redeem the shares for their purchase price plus accrued dividends, if any.

     There were no brokerage or underwriting commissions paid in the private placement. The stock was sold under the exemption from registration provided by
Section 4(2) of the Securities Act of 1933.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NBOG BANCORPORATION, INC.

Dated: January 3, 2006.
                                        By:  /s/ W. Bryan Hendrix
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                                        Name:  W. Bryan Hendrix
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                                        Title:  Chief Financial Officer
                                                -------------------------------